                               SUBJECT TO REVISION
                      SERIES TERM SHEET DATED MAY 20, 2002

                 DISCOVER(R) CARD MASTER TRUST I, SERIES 2002-3
                $500,000,000 Floating Rate Class A Certificates
                 $26,316,000 Floating Rate Class B Certificates

                                  DISCOVER BANK
                      Master Servicer, Servicer and Seller

        The certificates represent interests in the Discover Card Master Trust
I. The certificates are not obligations of Discover Bank or any of its affiliates, and neither the certificates nor the underlying credit card receivables are insured or guaranteed by any governmental agency.

        This series term sheet contains structural and collateral information about the certificates; however, this series term sheet does not contain complete information about the certificates. The information in this series term sheet is preliminary and will be superseded by the information contained in the prospectus supplement and the prospectus. You should read both the prospectus supplement and the prospectus. The trust and the Discover Card portfolio may not perform in the future as they have performed in the past. Price and availability of the certificates may change without notice.

        We have prepared this series term sheet solely for informational purposes. This series term sheet is not an offer to buy or sell any security, nor is it a request to participate in any particular trading strategy. Discover Bank may not offer or sell the certificates in any state where the offer or sale is prohibited. Discover Bank will not sell you any of the certificates unless you have received both the prospectus supplement and the prospectus. The underwriters may hold or trade securities of the trust or Discover Bank and may also perform investment banking services for the trust and Discover Bank.

                                 MORGAN STANLEY

BANC OF AMERICA SECURITIES LLC                          DEUTSCHE BANK SECURITIES

ABN AMRO INCORPORATED                                            HSBC SECURITIES




       This series term sheet may not be distributed to Private Customers as defined by the U.K. Securities and Futures Authority.

       This series term sheet will be superseded in its entirety by the information appearing in the prospectus supplement, the prospectus and the Series 2002-3 Supplement to the Pooling and Servicing Agreement.


TITLE OF SECURITIES .....................   Discover Card Master Trust I, Series
                                            2002-3 Floating Rate Class A Credit
                                            Card Pass-Through Certificates and
                                            Discover Card Master Trust I, Series
                                            2002-3 Floating Rate Class B Credit
                                            Card Pass-Through Certificates.

INTEREST RATE ...........................   Class A Certificates:  LIBOR plus
                                            ___% per year.

                                            Class B Certificates: LIBOR plus
                                            ___% per year.

                                            The trustee will calculate interest
                                            on the certificates on the basis of
                                            the actual number of days elapsed
                                            and a 360-day year.

                                            "LIBOR" will mean the London
                                            interbank offered rate for one-month
                                            United States dollar deposits,
                                            determined two business days before
                                            the start of each interest accrual
                                            period.

INTEREST PAYMENT DATES ..................   The 15th day of each month, or the
                                            next business day, beginning in June
                                            2002.

EXPECTED MATURITY DATES..................   Class A Certificates: May 15, 2007,
                                            or the next business day. If an
                                            Amortization Event occurs, the trust
                                            will pay principal monthly and the
                                            final principal payment may be made
                                            before or after May 15, 2007.

                                            Class B Certificates: June 15, 2007,
                                            or the next business day. If an
                                            Amortization Event occurs, the trust
                                            will pay principal monthly and the
                                            final payment of principal may be
                                            made either before or after June 15,
                                            2007. The trust must generally pay
                                            all Class A principal before it pays
                                            any Class B principal.

                                            An "Amortization Event" is an event
                                            that will cause the trust to begin
                                            repaying principal on a monthly
                                            basis.

SERIES TERMINATION DATE .................   The first business day following
                                            November 15, 2009, or if November
                                            15, 2009 is not a business day, the
                                            second business day following
                                            November 15, 2009. The Series
                                            Termination Date is the last day on
                                            which the trust will pay principal
                                            on the certificates.

SUBORDINATION OF CLASS B CERTIFICATES
(CLASS A CREDIT ENHANCEMENT).............   The Class B Certificates are
                                            subordinated to the Class A
                                            Certificates, up to a specified
                                            dollar amount, known as the
                                            "Available Subordinated Amount."

AVAILABLE SUBORDINATED AMOUNT............   Initially $65,789,500, which may be
                                            reduced, reinstated or increased
                                            from time to time. The Available
                                            Subordinated Amount will increase
                                            by:



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
                                            -  $2,631,580 after a Supplemental
                                               Credit Enhancement Event, if
                                               Discover Bank has not made an
                                               Effective Alternative Credit
                                               Support Election;

                                            -  $23,684,220 after an Effective
                                               Alternative Credit Support
                                               Election, if a Supplemental
                                               Credit Enhancement Event has
                                               occurred; or

                                            -  $26,315,800 after an Effective
                                               Alternative Credit Support
                                               Election, if a Supplemental
                                               Credit Enhancement Event has not
                                               occurred.

                                            A "Supplemental Credit Enhancement
                                            Event" will occur the first time
                                            Standard & Poor's Ratings Services
                                            withdraws the long-term debt or
                                            deposit rating of Discover Bank, or
                                            an additional seller, if any, or
                                            reduces this rating below BBB-.

                                            "Effective Alternative Credit
                                            Support Election" will mean an
                                            effective election made by Discover
                                            Bank to change the way in which the
                                            trust allocates finance charge
                                            collections to this Series. To make
                                            this election, Discover Bank must
                                            deposit additional funds into the
                                            cash collateral account discussed
                                            below.

CASH COLLATERAL ACCOUNT
(CLASS B CREDIT ENHANCEMENT)..............  Discover Bank will arrange to have a cash collateral account established
                                            and funded with $39,473,700 for the
                                            direct benefit of the Class B
                                            investors, the "Credit Enhancement
                                            Account," on the date the
                                            certificates are issued. The trustee
                                            may withdraw funds from this account
                                            to reimburse the Class B investors
                                            for amounts that would otherwise
                                            reduce their interest in the trust
                                            or affect their interest payments.

                                            The amount on deposit in this
                                            account may decrease or increase on
                                            future Distribution Dates. A
                                            "Distribution Date" is the 15th
                                            calendar day of each month, or the
                                            next business day, beginning in June
                                            2002.

                                            The maximum amount of Credit
                                            Enhancement as of any Distribution
                                            Date will be:

                                            Before a Supplemental Credit
                                            Enhancement Event or an Effective
                                            Alternative Credit Support Election

                                            -  7.5% of the Series Investor
                                               Interest as of the end of the
                                               preceding month, but not less
                                               than $5,263,160; or

                                            After a Supplemental Credit
                                            Enhancement Event but before an
                                            Effective Alternative Credit Support
                                            Election

                                            -  8.0% of the Series Investor
                                               Interest as of the end of the
                                               preceding month, but not less
                                               than $5,263,160; or

                                            After an Effective Alternative
                                            Credit Support Election

                                            -  12.5% of the Series Investor
                                               Interest as of the end of the
                                               preceding month, but not less
                                               than $5,263,160.

                                            However, if an Amortization Event
                                            has occurred, the maximum amount of
                                            Credit Enhancement will be the
                                            amount on deposit in the Credit
                                            Enhancement Account on the
                                            Distribution Date immediately before
                                            the Amortization Event occurred.

                                            "Series Investor Interest" will mean
                                            $526,316,000 minus

                                            -  the amount of principal
                                               collections on deposit for the
                                               benefit of investors in this
                                               Series, after giving effect to
                                               losses of principal on
                                               investments of these funds,

                                            -  the aggregate amount of principal
                                               previously paid to investors in
                                               this Series, and

                                            -  the aggregate amount of investor
                                               losses resulting from accounts in
                                               which the receivables have been
                                               charged-off as uncollectible,
                                               after giving effect to all
                                               provisions in the Series
                                               Supplement to reimburse these
                                               charged-off amounts.

THE RECEIVABLES .........................   The receivables in the Accounts
                                            included in the trust as of May 1,
                                            2002 totaled $33,830,400,732.66.
                                            Discover Bank is considering adding
                                            receivables to the trust. We cannot
                                            assure you, however, as to when or
                                            whether Discover Bank will add
                                            receivables, or as to how many
                                            receivables it may add.

GROUP EXCESS SPREAD .....................   The certificates initially will be
                                            included in the "Group One" group of
                                            series. The three-month rolling
                                            average Group Excess Spread
                                            Percentage, as defined below, was
                                            5.24% for the Distribution Date in
                                            May 2002.

                                            "Group Excess Spread Percentage" for
                                            any Distribution Date is a
                                            percentage calculated by
                                            multiplying:

                                            -  twelve, by

                                            -  an amount for all series in Group
                                               One equal to

                                               -  the total amount of finance
                                                  charge collections, investment
                                                  income and other similar
                                                  collections allocable to each
                                                  series for the prior calendar
                                                  month, minus

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

                                               -  the total amount of interest
                                                  and certain fees payable for
                                                  each series and the amount of
                                                  receivables allocable to each
                                                  series that have been charged
                                                  off as uncollectible for the
                                                  prior calendar month;

                                            and then dividing the product by an
                                            amount equal to the sum of all
                                            investor interests for each series
                                            in Group One, in each case for the
                                            Distribution Date.

RATING OF THE INVESTOR CERTIFICATES ......  The trust will only issue the certificates if Standard & Poor's
                                            has rated the Class A Certificates
                                            "AAA" and the Class B Certificates
                                            at least "A" and Moody's Investors
                                            Service, Inc. has rated the Class A
                                            Certificates "Aaa" and has rated the
                                            Class B Certificates at least "A2."

ERISA CONSIDERATIONS .....................  Discover Bank believes that employee benefit plans subject to ERISA may
                                            acquire Class A Certificates;
                                            however, advisers to these plans
                                            should consult their own counsel.
                                            Employee benefit plans subject to
                                            ERISA may not acquire the Class B
                                            Certificates.

LISTING ..................................  Discover Bank expects to list the certificates on the Luxembourg Stock
                                            Exchange to facilitate trading in
                                            non-U.S. markets.

                           COMPOSITION OF THE ACCOUNTS

     We have set forth information below about the Accounts that are part of the trust. We provide additional information about all accounts in the Discover Card portfolio under "Composition and Historical Performance of the Discover Card Portfolio."

     GEOGRAPHIC DISTRIBUTION. As of May 1, 2002, the following five states had the largest receivables balances :

                                        PERCENTAGE OF TOTAL
                                            RECEIVABLES
             STATE                    BALANCE IN THE ACCOUNTS
             -----                    -----------------------
             California .............         10.7%
             Texas...................          9.2%
             New York................          7.1%
             Florida.................          6.0%
             Illinois................          5.2%

     CREDIT LIMIT INFORMATION. As of May 1, 2002, the Accounts had the following credit limits:

                                           RECEIVABLES         PERCENTAGE OF
                                           OUTSTANDING       TOTAL RECEIVABLES
CREDIT LIMIT                                 (000'S)           OUTSTANDING
------------                                 -------           -----------

Less than or equal to $1,000.00 .....       $   300,271             0.9%
$1,000.01 to $2,000.00 ..............       $ 1,261,582             3.7%
$2,000.01 to $3,000.00 ..............       $ 1,574,758             4.7%
Over $3,000.00 ......................       $30,693,790            90.7%
                                            -----------           -----
 Total ..............................       $33,830,401           100.0%
                                            ===========           =====

     SEASONING. As of May 1, 2002, 93.2% of the Accounts were at least 24 months old. The ages of Accounts as of May 1, 2002 were distributed as follows:

                                               PERCENTAGE    PERCENTAGE
      AGE OF ACCOUNTS                         OF ACCOUNTS    OF BALANCES
      ---------------                         -----------    -----------

      Less than 12 Months ...........             0.2%            0.3%
      12 to 23 Months ...............             6.6%            7.1%
      24 to 35 Months ...............            12.0%           12.3%
      36 Months and Greater .........            81.2%           80.3%
                                                -----           -----
                                                100.0%          100.0%
                                                =====           =====

     SUMMARY CURRENT DELINQUENCY INFORMATION. As of May 1, 2002, the Accounts had the following delinquency statuses:


                                             AGGREGATE
                                              BALANCES         PERCENTAGE
          PAYMENT STATUS                      (000'S)          OF BALANCES
          --------------                      -------          -----------

          Current ..................        $29,713,012            87.8%
          1 to 29 Days .............        $ 1,987,394             5.9%
          30 to 59 Days ............        $   654,808             1.9%
          60 to 89 Days ............        $   476,034             1.4%
          90 to 119 Days ...........        $   369,456             1.1%
          120 to 149 Days ..........        $   324,361             1.0%
          150 to 179 Days ..........        $   305,336             0.9%
                                            -----------           -----
                                            $33,830,401           100.0%
                                            ===========           =====


                     COMPOSITION AND HISTORICAL PERFORMANCE
                         OF THE DISCOVER CARD PORTFOLIO

     GEOGRAPHIC DISTRIBUTION. The Discover Card portfolio is not highly concentrated geographically. As of February 28, 2002, the following five states had the largest receivables balances:

                                    PERCENTAGE OF TOTAL RECEIVABLES BALANCE
                                            OF DISCOVER CARD PORTFOLIO
          STATE                               AS OF FEBRUARY 28, 2002
          -----                               -----------------------

          California ...............                  11.3%
          Texas.....................                   8.9%
          New York..................                   7.4%
          Florida...................                   6.1%
          Illinois..................                   5.1%

     No other state accounted for more than 5% of the total receivables balance of the Discover Card portfolio as of February 28, 2002.

     CREDIT LIMIT INFORMATION. As of February 28, 2002, the accounts in the Discover Card portfolio had the following credit limits:

                                                                   PERCENTAGE
                                                  RECEIVABLES       OF TOTAL
                                                  OUTSTANDING      RECEIVABLES
      CREDIT LIMIT                                  (000'S)        OUTSTANDING
      ------------                                  -------        -----------

      Less than or equal to $1,000.00 .....       $   516,541           1.1%
      $1,000.01 to $2,000.00 ..............       $ 1,841,812           4.0%
      $2,000.01 to $3,000.00 ..............       $ 2,355,417           5.1%
      Over $3,000.00 ......................       $41,496,362          89.8%
                                                  -----------         -----
        Total .............................       $46,210,132         100.0%
                                                  ===========         =====

     SEASONING. As of February 28, 2002, 78.1% of the accounts in the Discover Card portfolio were at least 24 months old. The ages of the accounts in the Discover Card portfolio as of February 28, 2002 were distributed as follows:

                                                  PERCENTAGE    PERCENTAGE
          AGE OF ACCOUNTS                        OF ACCOUNTS   OF BALANCES
          ---------------                        -----------   -----------

          Less than 12 Months ............            9.8%         12.4%
          12 to 23 Months ................           12.1%         13.1%
          24 to 35 Months ................           14.5%         13.9%
          36 Months and Greater ..........           63.6%         60.6%
                                                    -----         -----
                                                    100.0%        100.0%
                                                    =====         =====

     SUMMARY YIELD INFORMATION. Discover Bank calculates the monthly yield for the Discover Card portfolio by dividing the monthly finance charges billed by beginning monthly receivables balance. Monthly finance charges include periodic finance charges, cash advance item charges, late fees, overlimit fees and other miscellaneous fees. Aggregate monthly yield is the average of monthly yields annualized for each period shown. The annualized aggregate monthly yield for the Discover Card portfolio is summarized as follows:

                                   THREE MONTHS       TWELVE MONTHS ENDED NOVEMBER 30,
                                      ENDED          ---------------------------------
                                 FEBRUARY 28, 2002      2001        2000       1999
                                 -----------------      ----        ----       ----
  Aggregate Monthly Yields
      Excluding Recoveries             15.57%          15.95%      16.34%     17.48%
      Including Recoveries             16.17%          16.62%      16.97%     18.26%

     Recoveries received with respect to receivables in the trust that have been charged off as uncollectible, including, as of March 30, 2001, the proceeds of charged-off receivables that Discover Bank has removed from the trust, are included in the trust and are treated as finance charge collections.

     SUMMARY CURRENT DELINQUENCY INFORMATION. As of February 28, 2002, the accounts in the Discover Card portfolio had the following delinquency statuses:


                                              AGGREGATE
                                               BALANCES             PERCENTAGE
     PAYMENT STATUS                            (000'S)              OF BALANCES
     --------------                            -------              -----------

     Current ......................           $39,956,991               86.6%
     1 to 29 Days .................           $ 3,068,422                6.6%
     30 to 59 Days ................           $   984,018                2.1%
     60 to 89 Days ................           $   726,870                1.6%
     90 to 119 Days ...............           $   574,441                1.2%
     120 to 149 Days ..............           $   472,068                1.0%
     150 to 179 Days ..............           $   427,322                0.9%
                                              -----------              -----
                                              $46,210,132              100.0%
                                              ===========              =====

     SUMMARY HISTORICAL DELINQUENCY INFORMATION. The accounts in the Discover Card portfolio had the following historical delinquency rates:

                                   AVERAGE OF THREE MONTHS
                                   ENDED FEBRUARY 28, 2002                AVERAGE OF TWELVE MONTHS ENDED NOVEMBER 30,
                                   ------------------------ ------------------------------------------------------------------------
                                                                   2001                     2000                      1999
                                                                   ----                     ----                      ----
                                  DELINQUENT               DELINQUENT               DELINQUENT                DELINQUENT
                                    AMOUNT                   AMOUNT                   AMOUNT                    AMOUNT
                                   (000'S)      PERCENTAGE   (000'S)    PERCENTAGE   (000'S)    PERCENTAGE     (000'S)    PERCENTAGE
                                   -------      ----------   -------    ----------   -------    ----------     -------    ----------
30-59 Days .................      $1,041,138       2.2%    $1,001,038       2.2%    $  831,836     2.0%       $  791,325     2.6%
60-89 Days .................      $  745,204       1.6%    $  687,141       1.5%    $  547,193     1.3%       $  471,838     1.5%
90-179 Days ................      $1,472,227       3.1%    $1,265,333       2.7%    $  930,066     2.3%       $  815,619     2.6%
                                  ----------       ---     ----------       ---     ----------     ---        ----------     ---
   Total ...................      $3,258,569       6.9%    $2,953,512       6.4%    $2,309,095     5.6%       $2,078,782     6.7%
                                  ==========       ===     ==========       ===     ==========     ===        ==========     ===

     Discover Bank calculates the percentages by dividing the delinquent amount by the average receivables outstanding for each period. The delinquent amount is the average of the monthly ending balances of delinquent accounts during the periods indicated. The average receivables outstanding is the average of the monthly average amount of receivables outstanding during the periods indicated.

     SUMMARY CHARGE-OFF INFORMATION. The accounts in the Discover Card portfolio have had the following historical charge-offs:

                                                                                         TWELVE MONTHS ENDED NOVEMBER 30,
                                                                              -----------------------------------------------------
                                                                                 2001                 2000                 1999
                                                                                 ----                 ----                 ----
                                                    THREE MONTHS ENDED
                                                     FEBRUARY 28, 2002                      (DOLLARS IN THOUSANDS)
                                                     -----------------        -----------------------------------------------------
Average Receivables Outstanding ................         $46,947,510          $46,172,045          $41,064,509          $31,554,086
Gross Charge-Offs ..............................         $   833,448          $ 2,801,998          $ 2,059,933          $ 1,955,514
Net Charge-Offs ................................         $   763,707          $ 2,494,330          $ 1,804,972          $ 1,710,570
Gross Charge-Offs as an Annualized
  Percentage of  Average Receivables
  Outstanding ..................................                7.10%                6.07%                5.02%                6.20%
Net Charge-Offs as an Annualized
  Percentage of Average Receivables
  Outstanding ..................................                6.51%                5.40%                4.40%                5.42%


     Average receivables outstanding is the average of the monthly average amount of receivables outstanding during the periods indicated.

     SUMMARY PAYMENT RATE INFORMATION. Discover Bank calculates the monthly payment rate by dividing monthly cardmember remittances by the cardmember receivable balance outstanding as of the beginning of the month. Discover Bank calculates the average monthly payment rate for a period by dividing the sum of individual monthly payment rates for the period by the number of months in the period. The accounts in the Discover Card portfolio have had the following historical monthly payment rates:

                                   THREE MONTHS ENDED
                                   FEBRUARY 28, 2002             TWELVE MONTHS ENDED NOVEMBER 30,
                                   ------------------       -----------------------------------------
                                                              2001             2000            1999
                                                              ----             ----            ----
Average Monthly Payment Rate ....       16.36%               15.98%           16.24%          16.73%
Highest Monthly Payment Rate ....       17.12%               16.96%           17.25%          17.83%
Lowest Monthly Payment Rate .....       15.56%               14.83%           14.75%          15.19%


----------------